UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 3, 2006
CABOT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)
DELAWARE

(State or Other Jurisdiction of Incorporation)

1-5667	04-2271897

(Commission File Number)	(IRS Employer Identification No.)

TWO SEAPORT LANE, SUITE 1300, BOSTON, MASSACHUSETTS	02210-2019

(Address of Principal Executive Offices)	(Zip Code)
(617) 345-0100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Ex-99.1 Press Release issued on May 3, 2006
Ex-99.2 Second Quarter Supplemental Business Information

Item 2.02 Results of Operations and Financial Condition.
On May 3, 2006 Cabot Corporation issued a press release dated May 3, 2006 announcing its operating results for the fiscal quarter ended March 31, 2006. A copy of the press release, together with second quarter supplemental business information, are furnished herewith as Exhibits 99.1 and 99.2.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits.

99.1	Press release issued by Cabot Corporation on May 3, 2006

99.2	Second Quarter Fiscal Year 2006 Supplemental Business Information

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT CORPORATION

By:	/s/ Jonathan P. Mason
Name: Jonathan P. Mason
Title: Executive Vice President
and Chief Financial Officer
Date: May 3, 2006

EXHIBIT INDEX

Exhibit
Number	Title

99.1	Press release issued by Cabot Corporation on May 3, 2006

99.2	Second Quarter Fiscal Year 2006 Supplemental Business Information